Stockholders' Equity	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Stockholders' Equity

16. Stockholders’ Equity

Common Stock—Our authorized common stock consists of 450 million shares with a par value of $0.01 per share. As of December 31, 2013 and 2012, there were 178,633,408 and 177,911,922 shares issued, respectively, and 178,491,568 and 177,789,402 shares outstanding, respectively. No dividend or distribution can be declared or paid with respect of the common stock, and we cannot redeem, purchase, acquire, or retire for value the common stock, unless and until the full amount of unpaid dividends accrued on the Series A Preferred Stock has been paid.